UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 21, 2020, the membership interest purchase agreement and related distribution agreement (collectively, the “Definitive Agreement”), dated January 31, 2019, that was entered into between Body and Mind Inc.’s (the “Company”) wholly owned subsidiary, Nevada Medical Group LLC (“NMG Nevada”), NMG Ohio LLC (“NMG Ohio”), all the members of NMG Ohio and certain lenders to NMG Ohio (the “Participants”), closed and the Company provided the following final consideration to the members of NMG Ohio, other than NMG Nevada, and the Participants pursuant to the Definitive Agreement:

1.	USD$393,750; and

2.	issued an aggregate of 793,466 restricted shares of common stock in the capital of the Company at a deemed price of CAD$0.66 per share.

As a result of the closing of the Definitive Agreement, the Company now indirectly owns 100% of NMG Ohio through NMG Nevada.  In addition, as part of the closing of the Definitive Agreement, the dispensary license for The Clubhouse Dispensary in Elyria, Ohio was transferred to the Company’s wholly owned subsidiary, NMG OH 1, LLC.

The foregoing description of the Definitive Agreement does not purport to be complete and is qualified in its entirety by the Definitive Agreement which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2019.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

As partial consideration for the closing of the Definitive Agreement in connection with the acquisition of the remaining 70% interest of NMG Ohio as described in Item 2.01 of this Current Report on Form 8-K, on October 21, 2020, the Company issued an aggregate of 793,466 restricted shares of common stock pursuant to the Definitive Agreement.

The Company relied upon the exemption from registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to the issuance of shares of common stock to U.S. persons.  In addition, the Company relied upon the exemption from registration under the U.S. Securities Act provided by Rule 903 of Regulation S with respect to the issuance of shares of common stock to non-U.S. persons as the securities were issued to the non-U.S. persons through offshore transactions which were negotiated and consummated outside of the United States.

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On October 22, 2020, the Company issued a news release to report the closing of the acquisition of the remaining 70% interest in NMG Ohio LLC (“NMG Ohio”), which included the transfer of a dispensary license for the Clubhouse Dispensary in Elyria, Ohio to our wholly owned subsidiary, NMG OH 1, LLC, as well ownership of a provisional production license.  As a result of the closing of this acquisition, the Company now indirectly owns 100% of NMG Ohio.

BaM’s real estate and development team were instrumental in winning the Ohio licenses as well as design and construction of the Clubhouse dispensary. The Company has been managing the dispensary since opening in February 2019 and is excited to complete the transaction for 100% ownership based on transfer of the dispensary license. “Our team is focused on providing knowledgeable information to our patients in the expanding Ohio market and we look forward to completing the transition to a Body and Mind branded location,” stated Michael Mills, CEO of Body and Mind. “We continue to move forward on development of our Ohio production facility which will allow Body and Mind to expand our successful branded product portfolio to the growing limited license Ohio market.”

Nevada Medical Group LLC (“NMG Nevada”), a wholly owned subsidiary of the Company, which previously held a 30% interest in NMG Ohio, has now acquired 100% ownership of NMG Ohio (the “Transaction”) for consideration of USD$3,150,000 (the “Consideration”), which was comprised of 50% in cash and 50% in shares of common stock (“Common Shares”) of the Company as follows:

CASH PAYMENTS

1.

USD$1,181,250 was paid on the execution of the Membership Interest Purchase Agreement and the related Distribution Agreement (collectively, the “Definitive Agreement”) on January 31, 2019 (“Effective Date”); and

2.	USD$393,750 has been paid pursuant to the Definitive Agreement on closing.

COMMON SHARE ISSUANCES

1.	2,380,398 Common Shares at a deemed price of CAD$0.66 per share were issued pursuant to the Definitive Agreement on the Effective Date; and
2.	793,466 Common Shares at a deemed price of CAD$0.66 per shares were issued on October 21, 2020.

The Company has become aware of a complaint for disciplinary action by the Cannabis Compliance Board (the “CCB”) with respect to Nevada Medical Group, LLC (“NMG”), the Company’s Nevada operating subsidiary (the “Complaint”). The Complaint alleges that certain employees were on-site without valid agent cards and, additionally, the failure to maintain security measures restricting access to the establishment building. The disciplinary action sought includes fines as well as license termination. Nevada Medical Group will continue to operate without interruption while fully cooperating with the investigation. NMG will contest or resolve the Complaint through the prescribed legal process mandated by the CCB. NMG appreciates the CCB’s determination to make Nevada’s nascent cannabis industry the gold standard for the country. It is imperative for businesses and regulators to be committed to the integrity of the regulated marketplace.

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated October 22, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: October 27, 2020	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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